Exhibit 99.1

FOR IMMEDIATE RELEASE

Press Release	Contacts:
www.aig.com	Quentin McMillan (Investors): quentin.mcmillan@aig.com Dana Ripley (Media): dana.ripley@aig.com

AIG Announces Cash Tender Offers for Certain Outstanding Notes

NEW YORK – March 31, 2022 – American International Group, Inc. (NYSE: AIG) today announced that it has commenced 23 separate offers (each, an “Offer” and collectively, the “Offers”) to purchase outstanding notes of the series listed in the table below (collectively, the “Notes”) for cash up to a maximum $6 billion aggregate amount of Total Consideration (as defined below), excluding the Accrued Coupon Payment (as defined below). The series of Notes that are purchased in the Offers will be based on the acceptance priority levels (each, an “Acceptance Priority Level”) set forth in the table below, except where acceptance of a series of Notes would cause the Maximum Purchase Condition (as defined below) to be violated, in which case, the Non-Covered Notes (as defined below) with a higher Acceptance Priority Level may not be accepted for purchase and a series of Notes with a lower Acceptance Priority Level may be accepted for purchase as described below. If a given series of Notes is accepted for purchase pursuant to the Offers, all Notes of that series that are validly tendered will be accepted for purchase. No series of Notes will be subject to proration pursuant to the Offers.

The Offers are being made pursuant to AIG’s Offer to Purchase, dated March 31, 2022 (the “Offer to Purchase”), which sets forth a more comprehensive description of the terms and conditions of each Offer, and the accompanying notice of guaranteed delivery (the “Notice of Guaranteed Delivery” and, together with the Offer to Purchase, the “Tender Offer Documents”).

Capitalized terms used but not defined in this announcement have the meanings given to them in the Offer to Purchase.

							Fixed Spread Notes			Fixed Price Notes

Acceptance Priority Level(1)	Title of Security	Original Issuer	CUSIP/ISIN	First Par Call Date(2)	Maturity Date	Principal Amount Outstanding (millions)	Reference Security(3)	Fixed Spread (basis points)(3)	Bloomberg Reference Page	Fixed Price(3)

1	5.750% Series A-2 Junior Subordinated Debentures Due 2037	AIG	026874BF3 / XS0291641420	March 15, 2017	March 15, 2037	£42	—	—	—	£1,000.00

2	4.875% Series A-3 Junior Subordinated Debentures Due 2037	AIG	026874BG1 / XS0291642154	March 15, 2017	March 15, 2037	€91	—	—	—	€972.50

3	8.175% Series A-6 Junior Subordinated Debentures Due 2058	AIG	026874BS5 / US026874BS54	May 15, 2038	May 15, 2058	$198	—	—	—	$1,397.50

FOR IMMEDIATE RELEASE

							Fixed Spread Notes			Fixed Price Notes

Acceptance Priority Level(1)	Title of Security	Original Issuer	CUSIP/ISIN	First Par Call Date(2)	Maturity Date	Principal Amount Outstanding (millions)	Reference Security(3)	Fixed Spread (basis points)(3)	Bloomberg Reference Page	Fixed Price(3)

4	6.250% Series A-1 Junior Subordinated Debentures Due 2037	AIG	026874BE6 / US026874BE68	N/A	March 15, 2037	$64	—	—	—	$1,070.00

5	8.875% Senior Notes Due 2040	Validus	91915WAB8 / US91915WAB81	N/A	January 26, 2040	$214	2.375% UST due 2/15/2042	175 bps	PX1	—

6	5.00% Notes Due 2023	AIG	N/A / XS0252367775	N/A	April 26, 2023	£500	0.125% UKT due 1/31/2023	75 bps	FIT GLT0-10	—

7	4.700% Notes Due 2035	AIG	026874DE4 / US026874DE41	January 10, 2035	July 10, 2035	$500	1.875% UST due 2/15/2032	135 bps	PX1	—

8	3.750% Notes Due 2025	AIG	026874DD6 / US026874DD67	April 10, 2025	July 10, 2025	$1,250	1.750% UST due 3/15/2025	45 bps	PX1	—

9	4.500% Notes Due 2044	AIG	026874DA2 / US026874DA29	January 16, 2044	July 16, 2044	$2,250	2.375% UST due 2/15/2042	120 bps	PX1	—

10	3.400% Notes Due 2030	AIG	026874DR5 / US026874DR53	March 30, 2030	June 30, 2030	$1,600	1.875% UST due 2/15/2032	90 bps	PX1	—

11	4.375% Notes Due 2055	AIG	026874DB0 / US026874DB02	July 15, 2054	January 15, 2055	$800	1.875% UST due 11/15/2051	135 bps	PX1	—

12	4.125% Notes Due 2024	AIG	026874CY1 / US026874CY14	N/A	February 15, 2024	$1,000	2.750% UST due 2/15/2024	25 bps	PX4	—

13	3.875% Notes Due 2035	AIG	026874DC8 / US026874DC84	July 15, 2034	January 15, 2035	$1,200	1.875% UST due 2/15/2032	130 bps	PX1	—

14	4.200% Notes Due 2028	AIG	026874DK0 / US026874DK01	January 1, 2028	April 1, 2028	$750	1.875% UST due 2/28/2027	70 bps	PX1	—

15	4.375% Notes Due 2050	AIG	026874DP9 / US026874DP97	December 30, 2049	June 30, 2050	$1,000	1.875% UST due 11/15/2051	120 bps	PX1	—

16	4.250% Notes Due 2029	AIG	026874DN4 / US026874DN40	December 15, 2028	March 15, 2029	$600	1.875% UST due 2/15/2032	90 bps	PX1	—

17	6.250% Notes Due 2036	AIG	026874AZ0 / US026874AZ07	N/A	May 1, 2036	$584	1.875% UST due 2/15/2032	150 bps	PX1	—

18	6.820% Notes Due 2037	AIG	026874CW5 / US026874CW57	N/A	November 15, 2037	$143	1.875% UST due 2/15/2032	155 bps	PX1	—

19	4.800% Notes Due 2045	AIG	026874DF1 / US026874DF16	January 10, 2045	July 10, 2045	$750	2.375% UST due 2/15/2042	120 bps	PX1	—

20	4.750% Notes Due 2048	AIG	026874DL8 / US026874DL83	October 1, 2047	April 1, 2048	$1,000	1.875% UST due 11/15/2051	125 bps	PX1	—

FOR IMMEDIATE RELEASE

							Fixed Spread Notes			Fixed Price Notes

Acceptance Priority Level(1)	Title of Security	Original Issuer	CUSIP/ISIN	First Par Call Date(2)	Maturity Date	Principal Amount Outstanding (millions)	Reference Security(3)	Fixed Spread (basis points)(3)	Bloomberg Reference Page	Fixed Price(3)

21	3.900% Notes Due 2026	AIG	026874DH7 / US026874DH71	January 1, 2026	April 1, 2026	$1,500	1.875% UST due 2/28/2027	55 bps	PX1	—

22	2.500% Notes Due 2025	AIG	026874DQ7 / US026874DQ70	May 30, 2025	June 30, 2025	$1,500	1.750% UST due 3/15/2025	45 bps	PX1	—

23	1.875% Notes Due 2027	AIG	N/A / XS1627602201	March 21, 2027	June 21, 2027	€1,000	—	—	—	€1,002.50

__________________________

(1)	Subject to the satisfaction or waiver of the conditions of the Offers described in the Offer to Purchase, if the Maximum Purchase Condition is not satisfied with respect to every series of Notes, AIG will accept Notes for purchase in the order of their respective Acceptance Priority Level specified in the table above (with 1 being the highest Acceptance Priority Level and 23 being the lowest Acceptance Priority Level). It is possible that a series of Notes with a particular Acceptance Priority Level will not be accepted for purchase even if one or more series with a higher or lower Acceptance Priority Level are accepted for purchase.
(2)	For each series of Fixed Spread Notes in respect of which a par call date is indicated, the calculation of the applicable Total Consideration will be performed taking into account such par call date. See Annexes A-1 and A-2 to the Offer to Purchase for an overview of the calculation of the Total Consideration (including the par call detail) with respect to the Fixed Spread Notes.
(3)	The Total Consideration for each series of Notes (such consideration, the “Total Consideration”) payable per each $1,000, €1,000 or £1,000 principal amount of such series of Notes validly tendered for purchase (a) for the Fixed Price Notes, will be the fixed price specified in the table above for such series of Fixed Price Notes and (b) for the Fixed Spread Notes, will be based on the fixed spread specified in the table above for such series of Fixed Spread Notes, plus the yield of the specified Reference Security for that series as quoted on the Bloomberg reference page specified in the table above as of 10:00 a.m. (Eastern time) on April 6, 2022, unless extended with respect to the applicable Offer (such date and time with respect to an Offer, as the same may be extended with respect to such Offer, the “Price Determination Date”). The Total Consideration does not include the applicable Accrued Coupon Payment, which will be payable in cash in addition to the applicable Total Consideration.

The Offers are scheduled to expire on the “Expiration Date,” which is 5:00 p.m. (Eastern time) on April 6, 2022, unless extended or earlier terminated. Holders of Notes may withdraw their validly tendered Notes any time at or prior to 5:00 p.m. (Eastern time) on April 6, 2022, unless extended by AIG (the “Withdrawal Date”). Holders of Notes must tender and not withdraw their Notes, or submit a Notice of Guaranteed Delivery and comply with the related procedures, at or prior to the Expiration Date to receive the Total Consideration.

For Holders who deliver a Notice of Guaranteed Delivery and all other required documentation at or prior to the Expiration Date, upon the terms and subject to the conditions set forth in the Tender Offer Documents, the deadline to validly tender Notes using the Guaranteed Delivery Procedures will be the second business day after the Expiration Date and is expected to be 5:00 p.m. (Eastern time) on April 8, 2022 (the “Guaranteed Delivery Date”).

The “Initial Settlement Date” will be the second business day after the Expiration Date and is expected to be April 8, 2022. The “Guaranteed Delivery Settlement Date” will be the second business day after the Guaranteed Delivery Date and is expected to be April 12, 2022.

Upon the terms and subject to the conditions set forth in the Offer to Purchase, Holders whose Notes are accepted for purchase in the Offers will receive the applicable Total Consideration for each $1,000, €1,000 or £1,000 principal amount of such Notes in cash on the Initial Settlement Date or Guaranteed Delivery Settlement Date, as applicable. On the Price Determination Date, unless extended with respect to any Offer, AIG will issue a press release specifying, among other things, the Total Consideration for each series of Notes validly tendered and accepted.

FOR IMMEDIATE RELEASE

In addition to the applicable Total Consideration, Holders whose Notes are accepted for purchase will receive a cash payment equal to the accrued and unpaid interest on such Notes from and including the immediately preceding interest payment date for such Notes to, but excluding, the Initial Settlement Date (the “Accrued Coupon Payment”). Interest will cease to accrue on the Initial Settlement Date for all Notes accepted in the Offers and Holders whose Notes are tendered pursuant to the Guaranteed Delivery Procedures and are accepted for purchase will not receive payment in respect of any interest for the period from and including the Initial Settlement Date.

AIG’s obligation to complete an Offer with respect to a particular series of Notes validly tendered is conditioned on the satisfaction of conditions described in the Offer to Purchase, including (i) that the aggregate Total Consideration, excluding the Accrued Coupon Payment, payable for Notes purchased in the Offers (the “Aggregate Purchase Consideration”) not exceed $6 billion (the “Maximum Purchase Consideration”), and on the Maximum Purchase Consideration being sufficient to include the Total Consideration for all validly tendered Notes of such series (after accounting for all validly tendered Notes that have a higher Acceptance Priority Level) (the “Maximum Purchase Condition”) and (ii) the repayment of an amount of not less than $5.5 billion by Corebridge Financial, Inc., formerly known as SAFG Retirement Services, Inc. (“Corebridge”), under the promissory note previously issued by Corebridge to AIG (the “Promissory Note Repayment Condition”). AIG reserves the right, but is under no obligation, (i) to increase or waive the Maximum Purchase Consideration and (ii) to waive the Promissory Note Repayment Condition, in each case, in its sole discretion subject to applicable law, with or without extending the Withdrawal Date. In addition, if the repayment under the promissory note is in an amount less than $5.5 billion, AIG may determine to continue with the Offers but may reduce the Maximum Purchase Consideration. No assurance can be given that AIG will increase or waive the Maximum Purchase Consideration or waive the Promissory Note Repayment Condition. If Holders tender more Notes in the Offers than they expect to be accepted for purchase based on the Maximum Purchase Consideration and AIG subsequently accepts more than such Holders expected of such Notes tendered as a result of an increase of the Maximum Purchase Consideration, such Holders may not be able to withdraw any of their previously tendered Notes. Accordingly, Holders should not tender any Notes that they do not wish to be accepted for purchase.

If the Maximum Purchase Condition is not satisfied with respect to each series of Notes, for (i) a series of Notes (the “First Non-Covered Notes”) for which the Maximum Purchase Consideration is less than the sum of (x) the Aggregate Purchase Consideration for all validly tendered First Non-Covered Notes and (y) the Aggregate Purchase Consideration for all validly tendered Notes of all series having a higher Acceptance Priority Level as set forth in the table above (with 1 being the highest Acceptance Priority Level and 23 being the lowest Acceptance Priority Level) than the First Non-Covered Notes, and (ii) all series of Notes with an Acceptance Priority Level lower than the First Non-Covered Notes (together with the First Non-Covered Notes, the “Non-Covered Notes”), then AIG may, at any time on or prior to the Expiration Date:

(a) terminate an Offer with respect to one or more series of Non-Covered Notes for which the Maximum Purchase Condition has not been satisfied, and promptly return all validly tendered Notes of such series, and any other series of Non-Covered Notes, to the respective tendering Holders; or

FOR IMMEDIATE RELEASE

(b) waive the Maximum Purchase Condition with respect to one or more series of Non-Covered Notes and accept all Notes of such series, and of any series of Notes having a higher Acceptance Priority Level, validly tendered; or

(c) if there is any series of Non-Covered Notes with a lower Acceptance Priority Level than the First Non-Covered Notes for which:

(i) the Aggregate Purchase Consideration necessary to purchase all validly tendered Notes of such series, plus

(ii) the Aggregate Purchase Consideration necessary to purchase all validly tendered Notes of all series having a higher Acceptance Priority Level than such series of Notes, other than any series of Non-Covered Notes that has or have not also been accepted as contemplated by this clause (c), is equal to, or less than, the Maximum Purchase Consideration, accept all validly tendered Notes of all such series having a lower Acceptance Priority Level, until there is no series of Notes with a higher or lower Acceptance Priority Level to be considered for purchase for which the conditions set forth above are met.

It is possible that a series of Notes with a particular Acceptance Priority Level will fail to meet the conditions set forth above and therefore will not be accepted for purchase even if one or more series with a higher or lower Acceptance Priority Level are accepted for purchase. For purposes of determining whether the Maximum Purchase Condition is satisfied, AIG will assume that all Notes tendered pursuant to the Guaranteed Delivery Procedures will be duly delivered at or prior to the Guaranteed Delivery Date and AIG will not subsequently adjust the acceptance of the Notes in accordance with the Acceptance Priority Levels if any such Notes are not so delivered. AIG reserves the right, subject to applicable law, to waive the Maximum Purchase Condition with respect to any Offer.

AIG has retained BNP Paribas Securities Corp., Deutsche Bank Securities Inc., Deutsche Bank AG, London Branch, Goldman Sachs & Co. LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC to serve as lead dealer managers for the Offers and has retained Ipreo LLC to serve as the tender and information agent for the Offers. Requests for documents may be directed to Ipreo LLC by telephone at (888) 593-9546 (toll free) or (212) 849-3880 (for banks and brokers) or by email at ipreo-tenderoffer@ihsmarkit.com. Questions regarding the Offers may be directed to BNP Paribas Securities Corp. at (888) 210-4358 (toll-free) or (212) 841-3059 (collect), Deutsche Bank Securities Inc. at (866) 627-0391 (toll-free) or (212) 250-2955 (collect), Deutsche Bank AG, London Branch at +44 20 7545 8011, Goldman Sachs & Co. LLC at (800) 828-3182 (toll-free) or (212) 357-1452 (collect), U.S. Bancorp Investments, Inc. at (877) 558-2607 (toll-free) or (612) 336-7604 (collect) and Wells Fargo Securities, LLC at (866) 309-6316 (toll-free) or (704) 410-4756 (collect).

The Offers are subject to the satisfaction of certain conditions. AIG may terminate or alter any or all of the Offers and is not obligated to accept for payment, purchase or pay for, and may delay the acceptance for payment of, any tendered Notes, in each event subject to applicable laws. The Offers are not conditioned on the tender of a minimum principal amount of Notes.

FOR IMMEDIATE RELEASE

Beneficial owners of Notes are advised to check with any bank, securities broker or other intermediary through which they hold Notes as to when such intermediary would need to receive instructions from a beneficial owner in order for that beneficial owner to be able to participate in, or withdraw their instruction to participate in, an Offer before the deadlines specified in this press release. The deadlines set by any such intermediary and the applicable clearing system for the submission and withdrawal of tender instructions may be earlier than the relevant deadlines specified in this press release.

This press release is neither an offer to purchase nor a solicitation of an offer to sell the Notes or any other securities. The Offers are made only by and pursuant to the terms of the Offer to Purchase and only to such persons and in such jurisdictions as is permitted under applicable law. The information in this press release is qualified by reference to the Offer to Purchase. None of AIG, the dealer managers or the tender and information agent makes any recommendations as to whether Holders should tender their Notes pursuant to the Offers. Holders must make their own decisions as to whether to tender Notes, and, if so, the principal amount of Notes to tender.

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Certain statements in this press release, including those describing the completion of the Offers, constitute forward-looking statements. These statements are not historical facts but instead represent only AIG’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside AIG’s control. It is possible that actual results will differ, possibly materially, from the anticipated results indicated in these statements. Factors that could cause actual results to differ, possibly materially, from those in the forward-looking statements are discussed throughout AIG’s periodic filings with the SEC pursuant to the Securities Exchange Act of 1934.

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About AIG

American International Group, Inc. (AIG) is a leading global insurance organization. AIG member companies provide a wide range of property casualty insurance, life insurance, retirement solutions and other financial services to customers in approximately 70 countries and jurisdictions. These diverse offerings include products and services that help businesses and individuals protect their assets, manage risks and provide for retirement security. AIG common stock is listed on the New York Stock Exchange.

Additional information about AIG can be found at www.aig.com | YouTube: www.youtube.com/aig | Twitter: @AIGinsurance www.twitter.com/AIGinsurance | LinkedIn: www.linkedin.com/company/aig. These references with additional information about AIG have been provided as a convenience, and the information contained on such websites is not incorporated by reference into this press release.

AIG is the marketing name for the worldwide property-casualty, life and retirement, and general insurance operations of American International Group, Inc. For additional information, please visit our website at www.aig.com. All products and services are written or provided by subsidiaries or affiliates of American International Group, Inc. Products or services may not be available in all countries and jurisdictions, and coverage is subject to underwriting requirements and actual policy language. Non-insurance products and services may be provided by independent third parties. Certain property-casualty coverages may be provided by a surplus lines insurer. Surplus lines insurers do not generally participate in state guaranty funds, and insureds are therefore not protected by such funds.